COMMITMENTS AND GUARANTEES (Notes)	12 Months Ended
Dec. 31, 2015
Commitments and Guarantees [Abstract]
Commitments and Guarantees
COMMITMENTS AND GUARANTEES
Operating Leases.  FCX leases various types of properties, including offices, aircraft and equipment. Future minimum rentals under non-cancelable leases at December 31, 2015 (including $30 million associated with discontinued operations), total $54 million in 2016, $49 million in 2017, $40 million in 2018, $25 million in 2019, $23 million in 2020 and $146 million thereafter. Minimum payments under operating leases have not been reduced by aggregate minimum sublease rentals, which are minimal. Total aggregate rental expense from continuing operations under operating leases was $71 million in 2015, $76 million in 2014 and $79 million in 2013.

Contractual Obligations.  Based on applicable prices at December 31, 2015, FCX has unconditional purchase obligations of $3.9 billion (including $79 million associated with discontinued operations), primarily comprising minimum commitments for deepwater drillships ($1.2 billion), the procurement of copper concentrate ($854 million), transportation services ($671 million) and electricity ($601 million). Some of FCX’s unconditional purchase obligations are settled based on the prevailing market rate for the service or commodity purchased. In some cases, the amount of the actual obligation may change over time because of market conditions. Drillship obligations provide for an operating rate over the contractual term. Transportation obligations are primarily for South America contracted ocean freight and FM O&G contracted rates for natural gas and crude oil gathering systems. Obligations for copper concentrate provide for deliveries of specified volumes to Atlantic Copper at market-based prices. Electricity obligations are primarily for contractual minimum demand at the South America mines.

FCX’s future commitments associated with unconditional purchase obligations (including discontinued operations) total $2.2 billion in 2016, $912 million in 2017, $184 million in 2018, $93 million in 2019, $73 million in 2020 and $482 million thereafter. During the three-year period ended December 31, 2015, FCX fulfilled its minimum contractual purchase obligations.

Mining Contracts — Indonesia. FCX is entitled to mine in Indonesia under the COW between PT-FI and the Indonesian government. The original COW was entered into in 1967 and was replaced with the current COW in 1991. The initial term of the current COW expires in 2021 but can be extended by PT-FI for two 10-year periods subject to Indonesian government approval, which pursuant to the COW cannot be withheld or delayed unreasonably.

The copper royalty rate payable by PT-FI under its COW, prior to modifications discussed below as a result of the July 2014 Memorandum of Understanding (MOU), varied from 1.5 percent of copper net revenue at a copper price of $0.90 or less per pound to 3.5 percent at a copper price of $1.10 or more per pound. The COW royalty rate for gold and silver sales was at a fixed rate of 1.0 percent.

A large part of the mineral royalties under Indonesian government regulations is designated to the provinces from which the minerals are extracted. In connection with its fourth concentrator mill expansion completed in 1998, PT-FI agreed to pay the Indonesian government additional royalties (royalties not required by the COW) to provide further support to the local governments and to the people of the Indonesian province of Papua. The additional royalties were paid on production exceeding specified annual amounts of copper, gold and silver generated when PT-FI’s milling facilities operated above 200,000 metric tons of ore per day. The additional royalty for copper equaled the COW royalty rate, and for gold and silver equaled twice the COW royalty rates. Therefore, PT-FI’s royalty rate on copper net revenues from production above the agreed levels was double the COW royalty rate, and the royalty rates on gold and silver sales from production above the agreed levels were triple the COW royalty rates.

In January 2014, the Indonesian government published regulations that among other things imposed a progressive export duty on copper concentrate and restricts concentrate exports after January 12, 2017. PT-FI’s COW authorizes it to export concentrate and specifies the taxes and other fiscal terms available to its operations. The COW states that PT-FI shall not be subject to taxes, duties or fees subsequently imposed or approved by the Indonesian government except as expressly provided in the COW. Additionally, PT-FI complied with the requirements of its COW for local processing by arranging for the construction and commissioning of Indonesia's only copper smelter and refinery, which is owned by PT Smelting (refer to Note 6). In July 2014, PT-FI entered into a MOU with the Indonesian government. Execution of the MOU enabled the resumption of concentrate exports in August 2014, which had been suspended since January 2014.

Under the MOU, PT-FI provided a $115 million assurance bond to support its commitment for smelter development, agreed to increase royalty rates to 4.0 percent for copper and 3.75 percent for gold from the previous rates of 3.5 percent for copper and 1.0 percent for gold, and agreed to pay export duties as set forth in a new regulation. The Indonesian government revised its January 2014 regulations regarding export duties, which were set at 7.5 percent, declining to 5.0 percent when smelter development progress exceeds 7.5 percent and are eliminated when development progress exceeds 30 percent. The MOU also anticipated an amendment of the COW within six months to address other matters; however, no terms of the COW other than those relating to the smelter bond, increased royalties and export duties were changed. In January 2015, the MOU was extended to July 25, 2015, and it expired on that date. The increased royalty rates, export duties and smelter assurance bond remain in effect. PT-FI's royalties totaled $114 million in 2015, $115 million in 2014 and $109 million in 2013, and export duties totaled $109 million in 2015 and $77 million in 2014.

PT-FI is required to apply for renewal of export permits at six-month intervals. On July 29, 2015, PT-FI's export permit was renewed through January 28, 2016. In connection with the renewal, export duties were reduced to 5.0 percent as a result of smelter development progress. On February 9, 2016, PT-FI's export permit was renewed through August 8, 2016. PT-FI will continue to pay a five percent export duty on concentrate while it reviews its smelter progress with the Indonesian government.

PT-FI continues to engage in discussion with the Indonesian government regarding its COW and long-term operating rights. In October 2015, the Indonesian government provided a letter of assurance to PT-FI indicating that it will approve the extension of operations beyond 2021, and provide the same rights and the same level of legal and fiscal certainty provided under its current COW although that approval has not yet been received.

In connection with its COW negotiations and subject to concluding the agreement to extend PT-FI's operations beyond 2021 on acceptable terms, PT-FI has agreed to construct new smelter capacity in Indonesia and to divest an additional 20.64 percent interest in PT-FI at fair market value. PT-FI continues to advance plans for the smelter in parallel with completing its COW negotiations.

Mining Contracts — Africa (Discontinued Operations). FCX is entitled to mine in the DRC under an Amended and Restated Mining Convention (ARMC) between TFM and the Government of the DRC. The original Mining Convention entered into in 1996 was replaced with the ARMC in 2005 and was further amended in 2010 (approved in 2011). The current ARMC will remain in effect for as long as the Tenke concessions are exploitable. The royalty rate payable by TFM under the ARMC is two percent of net revenue. These mining royalties totaled $25 million in 2015 and $29 million in both 2014 and 2013.

Community Development Programs.  FCX has adopted policies that govern its working relationships with the communities where it operates. These policies are designed to guide its practices and programs in a manner that respects basic human rights and the culture of the local people impacted by FCX’s operations. FCX continues to make significant expenditures on community development, education, training and cultural programs.

In 1996, PT-FI established the Freeport Partnership Fund for Community Development (Partnership Fund) through which PT-FI has made available funding and technical assistance to support community development initiatives in the area of health, education and economic development of the area. PT-FI has committed through 2016 to provide one percent of its annual revenue for the development of the local people in its area of operations through the Partnership Fund. PT-FI charged $27 million in 2015, $31 million in 2014 and $41 million in 2013 to cost of sales for this commitment.

TFM (which is reported as discontinued operations) has committed to assist the communities living within its concession areas in the Southeast region of the DRC. TFM will contribute 0.3 percent of net sales revenue from production to a community development fund to assist the local communities with development of local infrastructure and related services, including health, education and agriculture. TFM recorded charges totaling $4 million in each of the years 2015, 2014 and 2013 for this commitment.

Guarantees.  FCX provides certain financial guarantees (including indirect guarantees of the indebtedness of others) and indemnities.

At December 31, 2015, FCX's venture agreement with Sumitomo at its Morenci mine in Arizona (refer to Note 3 for further discussion) includes a put and call option guarantee clause. FCX holds an 85 percent undivided interest in the Morenci complex. Under certain conditions defined in the venture agreement, Sumitomo has the right to sell its 15 percent share to FCX. Likewise, under certain conditions, FCX has the right to purchase Sumitomo’s share of the venture. At December 31, 2015, the maximum potential payment FCX is obligated to make to Sumitomo upon exercise of the put option (or FCX’s exercise of its call option) totaled approximately $347 million based on calculations defined in the venture agreement. At December 31, 2015, FCX had not recorded any liability in its consolidated financial statements in connection with this guarantee as FCX does not believe, based on information available, that it is probable that any amounts will be paid under this guarantee as the fair value of Sumitomo’s 15 percent share is in excess of the exercise price.

Prior to its acquisition by FCX, FMC and its subsidiaries have, as part of merger, acquisition, divestiture and other transactions, from time to time, indemnified certain sellers, buyers or other parties related to the transaction from and against certain liabilities associated with conditions in existence (or claims associated with actions taken) prior to the closing date of the transaction. As part of these transactions, FMC indemnified the counterparty from and against certain excluded or retained liabilities existing at the time of sale that would otherwise have been transferred to the party at closing. These indemnity provisions generally now require FCX to indemnify the party against certain liabilities that may arise in the future from the pre-closing activities of FMC for assets sold or purchased. The indemnity classifications include environmental, tax and certain operating liabilities, claims or litigation existing at closing and various excluded liabilities or obligations. Most of these indemnity obligations arise from transactions that closed many years ago, and given the nature of these indemnity obligations, it is not possible to estimate the maximum potential exposure. Except as described in the following sentence, FCX does not consider any of such obligations as having a probable likelihood of payment that is reasonably estimable, and accordingly, has not recorded any obligations associated with these indemnities. With respect to FCX’s environmental indemnity obligations, any expected costs from these guarantees are accrued when potential environmental obligations are considered by management to be probable and the costs can be reasonably estimated.